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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     The Securities and Exchange Act of 1934


                        Date of Report: October 22, 1997
                        (Date of earliest event reported)


                         MEDICAL ACTION INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


Delaware                             0-13251                   11-2421849
(State or other                  (Commission File              (IRS Employer
 jurisdiction of                     Number)                    Identification
 incorporation)                                                 Number)


150 Motor Parkway, Hauppauge, New York                         11788
(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number
including area code                                       (516) 231-4600


          (Former name or former address, if changed since last report)

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Item 5.           Other Events.

                  On October 22, 1997, Joseph R. Meringola, the Company's Chief Executive Officer and Chairman of the Board of Directors, resigned as a Director, Chief Executive Officer and employee of the Registrant.

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

                  (c)      Exhibits.

                           1. Letter of resignation from Joseph R. Meringola dated October 22, 1997.

                           2.    Consulting Agreement between Joseph R.
                                 Meringola and the Registrant dated as of October 22, 1997.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               MEDICAL ACTION INDUSTRIES INC.


                                               By:   /s/ Richard G. Satin
                                                     -------------------------
                                                     Richard G. Satin
                                                     Vice President-Operations
                                                     and General Counsel

Dated:            October 28, 1997